Exhibit 99.2

Discovering excellence, driving clinical successTM Investor Presentation PS433540 Phase 2a Study Results May 16, 2008

Forward-Looking Statements . This presentation and oral statements made with respect to information contained in this presentation, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those which express plan, anticipation, intent, goal, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management’s current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the results of Pharmacopeia’s Phase 2a clinical study of PS433540, a product candidate from its DARA program, Pharmacopeia’s plans to develop PS433540, Pharmacopeia’s other Phase 2 and Phase 1 clinical studies with respect to PS433540, including timing and expected outcomes of such studies, Pharmacopeia’s estimates of the market opportunities for PS433540, the implementation of Pharmacopeia’s strategic plans, Pharmacopeia’s plans to develop PS178990, a product candidate from its SARM program, Pharmacopeia’s Phase 1 clinical studies with respect to PS178990, including timing and expected outcomes of such studies, Pharmacopeia’s plans to develop PS031291, a product candidate from its chemokine receptor CCR1 program, Pharmacopeia’s estimates of the market opportunities for its other product candidates, including PS178990 and PS031291, Pharmacopeia’s ability to raise additional capital, Pharmacopeia’s anticipated operating results, financial condition, liquidity and capital resources, Pharmacopeia’s ability to successfully perform under its collaborations with Bristol-Myers Squibb, Cephalon, GlaxoSmithKline, Schering-Plough and Wyeth, Pharmacopeia’s ability to build its pipeline of novel drug candidates through its own internally-funded drug discovery programs, third party collaborations and in-licensing, Pharmacopeia’s expectations concerning the development priorities of its collaborators, their ability to successfully develop compounds and its receipt of milestones and royalties from the collaborations, Pharmacopeia’s expectations concerning the legal protections afforded by U.S. and international patent law, Pharmacopeia’s ability to pursue the development of new compounds and other business matters without infringing the patent rights of others, additional competition, and changes in economic conditions. Further information about these and other relevant risks and uncertainties may be found in Pharmacopeia’s Reports on Form 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Pharmacopeia urges you to carefully review and consider the disclosures found in its filings which are available in the SEC EDGAR database at http://www.sec.gov and from Pharmacopeia at http://www.pharmacopeia.com. All forward-looking statements in this presentation and oral statements made with respect to information contained in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia undertakes no obligation to (and expressly disclaims any such obligation to) publicly update or revise the statements made herein or the risk factors that may relate thereto whether as a result of new information, future events, or otherwise.

Dual Acting Receptor Antagonist - DARA • First-in-class antagonist at both the AT1 and ETA receptors • Simultaneously blocks the actions of ET-1 and AII • Multiple potential clinical indications S NH O O O N Me Me N N O Me O Me PS433540

Dual Activity In Vivo Big ET-1 ED50 = 7.6 mg/kg Vehicle-adjusted % Inhibition (normalized) 0 10 20 30 40 50 60 70 80 90 100 Dose (mg/kg) 1 10 100 Angiotensin II ED50 = 0.9 mg/kg Vehicle-adjusted % Inhibition (normalized) 0 10 20 30 40 50 60 70 80 90 100 Dose (mg/kg) 0.1 1.0 10.0 100.0 Pharmacological Challenge Studies in the Rat (Oral Dose) PS433540 blocks the pressor effects of both AII and ET1

Efficacy in Rat Hypertension Models

Pharmacopeia


SHR – Single Oral Dose
(BMS Data)
Mean arterial pressure mm Hg
170
160
150
140
130
120
0
0 2 4 6 8 10 12 14 16 18 20 22 24
Hours after dosing
DOCA-Salt – Single Oral Dose
(BMS Data)
Mean arterial pressure mm Hg
180
170
160
150
140
130
120
0 2 4 6 8 10 12 14 16 18 20 22 24
Hours after dosing
Vehicle
Omapatrilat 50 µmol/kg
PS433540 50 µmol/kg
Omapatrilat 100 µmol/kg
PS433540 100 µmol/kg

PS433540 SAD Results AUC(0-inf) versus Dose for 0-48 Hour Concentrations AUC(0-inf) (ng*h/mL) (Mean+SE) 5000 15000 25000 35000 45000 55000 65000 75000 85000 95000 105000 115000 125000 Dose (mg) 0 100 200 300 400 500 600 700 800 900 1000 -- -- -- -- -- -- -- -- -- -- -- Safety •Well tolerated at all single-dose levels •No significant safety findings Pharmacokinetics •Exposure increased with increased dose •Mean terminal half-life from 9.5-17.5 hrs

AII Challenge results SBP – Dose dependent AII blockade All doses inhibited the AII pressor response Differences vs placebo all statistically significant 250mg, 500mg and irbesartan 300mg: complete blockade for 24hours. Presented at ASCPT 2008 SBP Mean % Inhibition 230 210 190 170 150 130 110 90 70 50 30 10 -10 -30 -50 2 4 12 24 Angiotensin II Challenge Time (h) Placebo (N=18) PS433540 20mg(N=18)PS433540 100 mg (N=17) PS433540 250 mg (N=17) PS433540 500 mg (N=17) Irbesartan 300 mg (N=17)

Plasma Renin Activity in MAD study Plasma Renin Activity -5 5 15 25 0 2 4 8 12 24 0 2 4 8 12 24 Absolute Change From Baseline (ng/mL/hr) placebo PS433540 100mg PS 433540 250mg PS433540 500mg PS433540 1000mg Hours Day 1 Hours Day 15 # * ** p p p * * # ** P vs placebo <0.0001 P vs placebo <0.005 P vs placebo <0.05

Systolic BP in MAD Study

Pharmacopeia


Supine Systolic Blood Pressure
placebo
PS433540 100mg
PS 433540 250mg
PS433540 500mg
PS433540 1000mg
Absolute Change From Baseline mmHg
5
0
-5
-10
-15
-20
0
2
4
8
12
24
Hours
Day 1
0
2
4
8
12
24
Hours
Day 15

Phase 2 Development Phase 2b -006 Phase 2a -008 Study 12-week, double-blind placebo controlled study (200 mg, 400 mg, 800 mg, 300 mg irbesartan) SBP and DBP Approximately 375 subjects Stage I&II hypertensive subjects Dose related efficacy and safety Comparative efficacy vs irbesartan 4-week, double-blind placebo controlled study (200 mg, 500 mg) 24hr ABPM 108 subjects Stage I&II hypertensive subjects POC Hypertension Initial tolerability in HT subjects 24-hour efficacy Comments Objective

Joel M. Neutel, MD • Principal Investigator, Phase 2a Study of PS433540 and Member Pharmacopeia Clinical Advisory Board • Associate Professor of Medicine, Department of Medicine University of California - Irvine Campus • Medical Director of Clinical Pharmacology, Orange County Research Center • Director of Research, Memorial Research Medical Clinic, Long Beach, CA • Staff Physician at Long Beach Memorial Medical Center and the Veterans Affairs Medical Center, Long Beach, CA • Member and specialist in clinical hypertension for the American Society of Hypertension • Serves on the editorial board for Cardiovascular Drugs and Therapy and The Journal of Clinical Hypertension; reviewer for Hypertension, Blood Pressure Monitoring, Journal of Human Hypertension, American Journal of Hypertension, and American Heart Journal • Author/coauthor of more that 250 journal publications, abstracts and book chapters